                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                       PRECISION OPTICS CORPORATION, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                       PRECISION OPTICS CORPORATION, INC.
                                22 EAST BROADWAY
                          GARDNER, MASSACHUSETTS 01440


                                                                October 14, 1998

To the Shareholders:

     The Board of Directors and Officers of Precision Optics Corporation, Inc. invite you to attend the 1998 Annual Meeting of Shareholders to be held Tuesday, November 10, 1998, at 10:00 a.m. at the Wachusett Village Inn, Village Inn Road, Westminster, Massachusetts.

     A copy of the Proxy Statement and the Company's 1998 Annual Report to Shareholders are enclosed.

     If you cannot be present at the meeting, please mark, date, and sign the enclosed proxy and return it as soon as possible in the enclosed envelope.



                                           Very truly yours,


                                           RICHARD E. FORKEY
                                           President

                       PRECISION OPTICS CORPORATION, INC.
                                22 EAST BROADWAY
                          GARDNER, MASSACHUSETTS 01440


                 NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS


                               NOVEMBER 10, 1998


     The 1998 Annual Meeting of Shareholders of Precision Optics Corporation, Inc. (the "Company") will be held on Tuesday, November 10, 1998, at 10:00 a.m. at the Wachusett Village Inn, Village Inn Road, Westminster, Massachusetts, for the following purposes:

     1. To elect two directors to hold office for a three-year term and until their successors shall be elected and shall have been qualified;

     2. To transact any and all other business that may properly come before the meeting or any adjournment thereof.

     All shareholders of record at the close of business on Wednesday, September 30, 1998, are entitled to notice of and to vote at the meeting.

     Shareholders are requested to sign and date the enclosed proxy and return it in the enclosed envelope. The envelope requires no postage if mailed in the United States.



                                          By Order of the Board of Directors,



                                          JACK P. DREIMILLER
                                          Clerk

October 14, 1998

                      PRECISION OPTICS CORPORATION, INC.

                               PROXY STATEMENT

                               ---------------


                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     This Proxy Statement and form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Precision Optics Corporation, Inc., a Massachusetts corporation (the "Company"), for the 1998 annual meeting of shareholders of the Company to be held November 10, 1998, at 10:00 a.m. and any adjournments thereof, for the purposes set forth in the notice of meeting. The Company was incorporated in 1982, and its principal executive offices are at 22 East Broadway, Gardner, Massachusetts 01440 (telephone 978-630-1800). This Proxy Statement and form of proxy are first being distributed to shareholders on or about October 14, 1998.

VOTING RIGHTS AND OUTSTANDING SHARES

     As of September 30, 1998, the Company had outstanding 6,677,595 shares of Common Stock, $0.01 par value (the "Common Stock"). Each share of Common Stock entitles the holder of record thereof at the close of business on September 30, 1998 to one vote in person or by proxy on the matters to be voted upon at the meeting.

     The Company will bear all the costs of the solicitation of proxies. The Board of Directors may arrange with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for the reasonable out-of-pocket expenses incurred in so doing. In addition to the solicitation of proxies by use of the mails, the Company may use the services of some of its directors, officers and regular employees (who will receive no compensation therefor in addition to their regular salaries) to solicit proxies personally or by mail or telephone.

     Consistent with Massachusetts law and under the Company's by-laws, the vote of a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Company to act as election inspectors for the meeting.

     If the enclosed form of proxy is properly signed and returned and not revoked, the shares represented thereby will be voted at the Annual Meeting. If the shareholder specifies in the proxy how the shares are to be voted, they will be voted as specified. If the shareholder does not specify how the shares are to be voted, such shares will be voted to elect the nominees for director. Shares represented by proxies that indicate an abstention or a "broker non-vote" (that is, shares represented at the Meeting held by brokers or nominees as to which
(i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Shares indicating an abstention will be treated as votes against the proposal; shares indicating a broker non-vote, however, will not constitute votes cast at the meeting and thus will have no effect on the outcome. The election of directors described below requires a plurality of votes cast. Should the person so named as nominee be unable or unwilling to serve as director, the persons named in the form of proxy for the annual meeting may, in their discretion, vote for such other person or may vote to fix the number of directors at such number less than six, as the Board of Directors may recommend. Any shareholder has the right to revoke his or her proxy at any time before it is voted by attending the meeting and voting in person or by filing with the Clerk of the Company a written instrument revoking the proxy or another newly executed proxy bearing a later date.

     At the date hereof, the Company's management has no knowledge of any business other than that described in the notice for the annual meeting which will be presented for consideration at such meeting. If any other business should come before such meeting, the persons appointed by the enclosed form of proxy may, in their discretion, vote all such proxies, as the Board of Directors may recommend. The persons appointed by the enclosed form of proxy also may, in their discretion, vote all proxies with respect to matters incident to the conduct of the meeting.

                         ITEM 1.  ELECTION OF DIRECTORS

     The Company's Board of Directors is divided into three classes that are equal in number, with staggered terms of office. Only one class is elected each year, and each director serves a three year term and until his or her successor has been duly elected and qualified. The Board of Directors has fixed the number of directors at six. At the annual meeting it is intended that the Company's Class II Directors (Messrs. Marxe and Pitlor) be elected to hold office until the annual meeting of shareholders in 2001 and until their respective successors have been duly elected and qualified. The nominees are currently directors of the Company. The directors in Class I (Messrs Forkey and Benjamin) will hold office until the annual meeting of shareholders in 2000, and the directors in Class III (Dr. Macleod and Mr. Shannon) will hold office until the annual meeting of shareholders in 1999 (and in each case, until their respective successors have been duly elected and qualified). The names, ages, principal occupations for at least the last five years, and certain other information with regard to the directors, including the nominees, are as follows:

         NAME AND YEAR
     FIRST ELECTED DIRECTOR         AGE  PRINCIPAL OCCUPATION; DIRECTORSHIPS OF OTHER PUBLIC COMPANIES
     ----------------------         ---  -------------------------------------------------------------

Richard E. Forkey (1982)*.........  58   President, Treasurer and a director of the Company since
                                         founding the Company in 1982; Clerk of the Company from May
                                         1983 to June 1990.

Edward A. Benjamin (1990)*........  60   Clerk of the Company from June 1990 to January 1998. Mr.
                                         Benjamin has been a partner in the law firm of Ropes & Gray,
                                         Boston, Massachusetts, since 1969.

H. Angus Macleod (1997)*..........  65   Dr. Macleod has been President of the Thin Film Center, Inc.
                                         of Tucson, Arizona, since 1992, a firm which provides
                                         software consulting and courses for design and analysis of thin film optical coating and filters. Dr. Macleod was a
                                         professor at the University of Arizona between 1979 and 1995.

Austin W. Marxe (1998)............  58   Mr. Marxe has been the Managing General Partner of Special
                                         Situations Fund III, L.P., a registered investment company based in New York City, and several other affiliated and
                                         predecessor investment funds, since 1990.

Joel R. Pitlor (1990).............  59   Since 1979, president of J.R. Pitlor, a management consulting firm that provides strategic business planning, which Mr.
                                         Pitlor founded. Mr. Pitlor has provided business planning
                                         consultation to the Company since 1983. Mr. Pitlor has been a director of Uroplasty, Inc., a Minnesota-based medical
                                         products supplier, since 1992.

Robert R. Shannon (1990)*.........  66   Since 1969, professor at the Optical Sciences Center of the
                                         University of Arizona and Director of the Center from 1983 to
                                         July 1992.

---------------

* Directors whose terms do not expire this year.

     All of the shareholders holding shares of the Company's Common Stock are entitled to cast one vote in person or by proxy for each share standing in their names and are entitled to elect two Class II directors at the 1998 annual meeting. If the nominees are not available as candidates when the election occurs, the persons named in the proxy may, within their discretion, vote for the election of such other persons as the Board of Directors may designate or to reduce the number of directors correspondingly. The Company has no reason to believe that the nominees will not be available for election.

BOARD OF DIRECTORS

     During the fiscal year ended June 30, 1998, the Company's Board of Directors held six meetings and acted by written consent on three occasions. The Audit Committee of the Board of Directors, composed of Messrs. Benjamin, Pitlor and Shannon held one meeting during the fiscal year ended June 30, 1998.

     Information as to ownership of the Company's securities by the nominees for director is included under the heading "Security Ownership of Certain Beneficial Owners and Management."

                               EXECUTIVE OFFICERS

     The Company's executive officers as of June 30, 1998 were as follows:


            NAME              AGE              POSITION
            ----              ---              --------

Richard E. Forkey...........  58   President, Treasurer

Jack P. Dreimiller..........  50   Senior Vice President, Finance, Chief
                                   Financial Officer and Clerk

Kumar M. Khajurivala........  48   Vice President, Operations


     Mr. Forkey has been the President, the Treasurer, and a director of the Company since he founded the Company in 1982. He was the Clerk of the Company from May 1983 to June 1990.

     Mr. Dreimiller has been Senior Vice President, Finance and Chief Financial Officer since April 1992 and Clerk since January 1998.

     Mr. Khajurivala has been Vice President, Operations since January 1997. From March 1986 to January 1997, he was Senior Thin Film Physicist of the Company.

                  COMPENSATION AND OTHER MATERIAL TRANSACTIONS
                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth all compensation for the last three completed fiscal years awarded to, earned by, or paid to the Company's Chief Executive Officer at June 30, 1998 and the most highly paid executive officers who served as executive officers at June 30, 1998 whose total annual salary and bonuses for the fiscal year ended June 30, 1998 exceeded $100,000 for all services rendered in all capacities to the Company and its subsidiaries (the "Named Executive Officers").

                                                                                           LONG TERM
                                                                                          COMPENSATION
                                                    ANNUAL COMPENSATION                      AWARDS
                                    ---------------------------------------------------   ------------
                                                                                           SECURITIES
                                                                                           UNDERLYING
   NAME AND PRINCIPAL POSITION                                           OTHER ANNUAL       OPTIONS
        AT FISCAL YEAR END          YEAR    SALARY ($)    BONUS ($)    COMPENSATION ($)     (NUMBER)
   ---------------------------      ----    ----------    ---------    ----------------    ----------
Richard E. Forkey.................  1998     153,213          -0-           19,744(1)           -0-
President, Chief Executive Officer  1997     138,412          -0-           20,383(1)           -0-
                                    1996     119,600          -0-           23,832(1)           -0-

Jack P. Dreimiller................  1998     121,040          -0-            4,096(2)        25,000
Senior Vice President               1997     116,020        2,000            2,097(2)        25,000
Finance, Chief Financial Officer    1996     109,986          -0-            4,794(2)           -0-
and Clerk

Kumar M. Khajurivala..............  1998     118,031          -0-            4,217(2)       100,000
Vice President                      1997     107,760        2,500            2,091(2)        40,000
Operations                          1996      98,484       15,000            4,907(2)        50,000


---------------
(1) Includes $0, $1,131 and $5,145 for Company contribution to Profit Sharing Plan in 1998, 1997 and 1996, respectively, and $11,052, $11,059 and $10,595 for car expense and $6,692, $6,692 and $6,888 for premiums for a life insurance policy and a disability insurance policy for 1998, 1997, and 1996, respectively.

(2) Represents Company contribution to Profit Sharing Plan in 1996 and 1997. In 1998 for Mr. Dreimiller and Mr. Khajurivala, respectively, includes $2,071 and $2,052 for Company contribution to Profit Sharing Plan, and $2,025 and $2,165 for life insurance.

     OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth the individual grants of stock options made by the Company during the fiscal year ended June 30, 1998 to its Named Executive Officers.

                                                                PERCENT OF TOTAL
                                        NUMBER OF SECURITIES   OPTIONS GRANTED TO
                                        UNDERLAYING OPTIONS       EMPLOYEES IN                       EXPIRATION
                 NAME                         GRANTED             FISCAL YEAR       EXERCISE PRICE      DATE
                 ----                   --------------------   ------------------   --------------   ----------
Richard E. Forkey.....................        -0-                  n/a                 n/a              n/a
Jack P. Dreimiller....................        25,000(1)               7.91%            $ 3.844        12/15/07
Kumar M. Khajurivala..................       100,000(2)              31.65%            $ 3.844        12/15/07


---------------
(1) Options are exercisable as follows: one-fourth immediately and one-fourth on each of the first, second and third anniversaries of grant.

(2) Options are exercisable as follows: one-fifth immediately and one-fifth on each of the first, second, third and fourth anniversaries of grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table summarizes for each of the named executive officers (i) the total number of shares received upon exercise of stock options during the fiscal year ended June 30, 1998, (ii) the aggregate dollar value realized upon such exercise, (iii) the total number of unexercised options, if any, held at June 30, 1998 and (iv) the value of unexercised in-the-money options, if any, held at June 30, 1998. In-the-money options are options where the fair market value of the underlying securities exceeds the exercise or base price of the option. The aggregate value realized upon exercise of a stock option is the difference between the aggregate exercise price of the option and the fair market value of the underlying stock on the date of exercise, which was $3.0625 per share. The value of unexercised, in-the-money options at fiscal year-end is the difference between the exercise price of the option and the fair market value of the underlying stock on June 30, 1998, which was $2.00 per share. The underlying options have not been exercised, and actual gains, if any, on exercise will depend on the value of the Company's Common Stock on the date of exercise.

                                                                          FISCAL-YEAR-END OPTION VALUES
                                                                UNEXERCISED OPTIONS          VALUE OF UNEXERCISED
                                                                AT FISCAL-YEAR END           IN-THE-MONEY OPTIONS
                                                            ---------------------------     AT FISCAL YEAR-END ($)
                         SHARES ACQUIRED ON      VALUE      EXERCISABLE   UNEXERCISABLE   ---------------------------
         NAME            EXERCISE (NUMBER)    REALIZED($)    (NUMBER)       (NUMBER)      EXERCISABLE   UNEXERCISABLE
         ----            ------------------   -----------   -----------   -------------   -----------   -------------
Richard E. Forkey......      -0-                 -0-          -0-            -0-             -0-           -0-
Jack P. Dreimiller.....      -0-                 -0-         68,750         56,250         31,250         15,625
Kumar M. Khajurivala...     22,500              $37,969      75,000        122,500         21,875         14,063

LONG TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

     The Company made no awards under a long term incentive plan in the fiscal year ended June 30, 1998.

DIRECTOR COMPENSATION

     The Company pays each director who is not also an employee of the Company $250.00 per meeting which the director attends and reimburses the director for travel expenses.

     In addition, during the fiscal year ended June 30, 1998, the Company issued pursuant to its 1997 Incentive Plan stock options exercisable for a total of 25,000 shares of the Company's Common Stock to each of Messrs. Benjamin, Pitlor and Shannon and Dr. Macleod. Each of these options is exercisable at a price per share of $3.844 as follows: one-fourth on the date of grant and one-fourth on each of the first, second and third anniversaries of the date of grant.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     The Company has no employment contracts in place with any named executive officers. The Company also has no compensatory plan or arrangement with respect to any named executive officer where such plan or arrangement will result from the resignation, retirement, or any other termination of such executive officer's employment with the Company and its subsidiaries or from a change in control of the Company or a change in the named executive officers' responsibilities following a change-in-control.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During the fiscal year ended June 30, 1998, one form filed pursuant to
Section 16(a) of the Securities Exchange Act of 1934 on behalf of Kumar M. Khajurivala did not report one transaction on a timely basis.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has an arrangement with J.R. Pitlor ("J.R. Pitlor"), a company wholly owned by Mr. Pitlor, a director of the Company, under which Mr. Pitlor provides consulting services to the Company for a fee not to exceed $5,000 a month. Either party may terminate this arrangement at will. The Company paid J.R. Pitlor for consulting services aggregate fees of approximately $180,000 from July 1, 1995 to June 30, 1998.

     The Company leases its facility in Gardner, Massachusetts from Equity Assets, Inc. ("Equity"), a company wholly owned by Mr. Forkey, the President and Treasurer and a director of the Company, under a Lease Agreement dated January 2, 1989, at an annual base rent of $108,000. The Company pays Equity in monthly installments of $9,000. The lease expires December 31, 1999.

     The Company has paid legal fees to Ropes & Gray, a law firm of which Mr. Benjamin, a director of the Company, is a partner, of approximately $29,510 for fiscal year 1996, $35,255 for fiscal year 1997, and $111,696 for fiscal year 1998.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth information regarding the Company's Common Stock owned as of the close of business on September 30, 1998, the record date for the 1998 Annual Meeting, by the following persons: (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors and nominees for director who beneficially owns the Company's or its subsidiaries' Common Stock, other than directors' qualifying shares, (iii) each of the Company's most highly paid executive officers whose cash compensation exceeds $100,000 who beneficially owns the Company's or its subsidiaries' Common Stock, and (iv) all executive officers and directors, as a group, who beneficially own the Company's or its subsidiaries' Common Stock. The information on beneficial ownership in the table and footnotes thereto is based upon data furnished to the Company by, or on behalf of, the person listed in the table.

                                                               AMOUNT AND
                                                               NATURE OF
                      NAME AND ADDRESS                         BENEFICIAL
                    OF BENEFICIAL OWNER                       OWNERSHIP(1)        PERCENT(2)
                    -------------------                       ------------        ----------
FIVE PERCENT HOLDERS

David M. Greenhouse.........................................   1,156,700(3)         16.12%
c/o Special Situations Fund III, L.P.
153 East 53rd Street
New York, NY 10022

Special Situations Private Equity Fund, L.P.................     750,000(4)         10.45%
c/o Special Situations Fund III, L.P.
153 East 53rd Street
New York, NY 10022

DIRECTORS AND OFFICERS

Edward A. Benjamin*.........................................      26,250(5)            **
c/o Ropes & Gray
One International Place
Boston, MA 02110

                                                               AMOUNT AND
                                                               NATURE OF
                      NAME AND ADDRESS                         BENEFICIAL
                    OF BENEFICIAL OWNER                       OWNERSHIP(1)        PERCENT(2)
                    -------------------                       ------------        ----------
Richard E. Forkey*..........................................   1,786,017            26.75%
c/o Precision Optics Corporation, Inc.
22 East Broadway
Gardner, MA 01440

H. Angus Macleod*...........................................       6,250(6)            **
c/o Thin Film Center, Inc.
2745 East Via Rotonda
Tucson, AZ 85716

Austin W. Marxe*............................................   1,156,700(7)         16.12%
c/o Special Situations Fund III, L.P.
153 East 53rd Street
New York, NY 10022

Joel R. Pitlor*.............................................     123,267(8)          1.84%
c/o J.R. Pitlor
19 Chalk Street
Cambridge, MA 02139

Robert R. Shannon*..........................................      42,750(6)            **
7040 E. Taos Place
Tucson, AZ 85715

Jack P. Dreimiller..........................................      68,750(6)          1.02%
c/o Precision Optics Corporation, Inc.
22 East Broadway
Gardner, MA 01440

Kumar M. Khajurivala........................................     127,500(9)          1.89%
c/o Precision Optics Corporation, Inc.
22 East Broadway
Gardner, MA 01440

All officers and directors as a group, including
  those named above (8 persons).............................   3,337,484(10)        45.05%


---------------

  * Director

 ** The percentage of shares beneficially owned by such person does not exceed one percent of the Company's Common Stock.

 (1) Represents shares with respect to which each beneficial owner listed has or will have, upon acquisition of such shares, sole voting power and investment power.

 (2) Percentages are calculated on the basis of the amount of outstanding Common Stock plus, for each person or group, any securities that such person or group has the right to acquire within sixty days pursuant to options, warrants, conversion privileges, or other rights.

 (3) Represents (i) 375,000 shares, and 375,000 shares which may be acquired within 60 days upon the exercise of outstanding warrants, owned by Special Situations Private Equity Fund, L.P. ("SSPEF") directly (ii) 125,000 shares, and 125,000 shares which may be acquired within 60 days upon the exercise of outstanding warrants, owned by Special Situations Technology Fund, L.P. ("SSTF") directly and (iii) 156,700 shares owned by Special Situations Fund III, L.P. ("SSF III") directly. The shares described in (i) and (ii) above were issued in a single transaction as follows. On June 30, 1998, the Company issued in a private placement (i) 375,000 shares of its Common Stock, and warrants exercisable for an additional 375,000 shares of its Common Stock, to SSPEF and (ii) 125,000 shares of its Common Stock, and warrants exercisable for an additional 125,000 shares of its Common Stock, to SSTF. The shares described in (iii) above were purchased by SSF III independently from third parties. SSPEF, SSTF and SSF III are affiliated entities managed through investment advisors principally owned by Austin W. Marxe and David M. Greenhouse, each of whom possesses voting and dispositive power over shares beneficially owned by such entities.

 (4) Includes 375,000 shares which may be acquired within 60 days upon the exercise of outstanding warrants. See footnote (3) above.

 (5) Includes 21,250 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

 (6) Represents shares which may be acquired within sixty days upon the exercise of outstanding stock options.

 (7) Includes 500,000 shares which may be acquired within 60 days upon the exercise of outstanding warrants. See footnote (3) above.

 (8) Includes 13,750 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

 (9) Includes 77,500 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

(10) Includes 730,250 shares which may be acquired within sixty days upon the exercise of outstanding stock options and warrants.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The directors have appointed Arthur Andersen LLP to examine the Company's financial statements for fiscal year 1999. The Company expects that a representative of Arthur Andersen LLP will be present at the annual meeting and available to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so.

                             SHAREHOLDER PROPOSALS

     Shareholders may present proposals for inclusion in the 1999 Proxy Statement and form of proxy relating to that meeting provided they are received by the Clerk of the Company no later than June 16, 1999 and are otherwise in compliance with applicable Securities and Exchange Commission regulations.

     Under recent changes to the Federal proxy rules, if a Shareholder who wishes to present a proposal at the Company's 1999 Annual Meeting that will not be included in the Company's proxy statement for such Annual Meeting fails to notify the Company of his or her desire to do so by August 30, 1999, then the proxies that the Board of Directors solicits for the 1999 Annual Meeting will include discretionary authority to vote on the Shareholder's proposal, if such proposal is properly brought before the meeting.

                       PRECISION OPTICS CORPORATION, INC.

                               COMMON STOCK PROXY


The undersigned, revoking any previous instructions, hereby acknowledges receipt of the Notice and Proxy Statement dated October 14, 1998. In connection with the Annual Meeting mentioned below, the undersigned hereby appoint(s) Richard E. Forkey and Jack P. Droimiller as attorneys of the undersigned, each with power to act alone and with full power of substitution, to act and to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Precision Optics Corporation, Inc. to be held on November 10, 1998, at 10:00 A.M. at the Wachusett Village Inn, Village Inn Road, Westminster, Massachusetts, and at any adjournment thereof, upon the matters set forth in the proxy statement for such Annual Meeting. The foregoing attorneys are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

This proxy is solicited by the Board of Directors. When this proxy is properly executed, the shares represented hereby will be voted as specified by the Shareholder(s) on the reverse side hereof or, where no direction is given, will be voted FOR the election of the Class II director nominees.

-------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
-------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-------------------------------------     -------------------------------------

-------------------------------------     -------------------------------------

-------------------------------------     -------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE



------------------------------------     1. To elect Class II Directors. The nominees for the
 PRECISION OPTICS CORPORATION, INC.         Board of Directors to serve for a three-year term      For All   With-   For All
------------------------------------        as Class II Directors.                                 Nominees  hold    Except

                                                  Austin W. Marxe                                    [ ]     [ ]       [ ]
                                                  Joel R. Pitlor

Mark box at right if an address or [ ]      NOTE: If you do not wish your shares voted "For" a particular nominee, mark
comment has been noted on the               the "For All Except" box and strike a line through the name of the nominee.
reverse side of this card.                  Your shares will be voted for the remaining nominee.





                                                ------------------------
  Please be sure to sign and date this Proxy.   Date
------------------------------------------------------------------------



--Shareholder sign here------------------------Co-owner sign here-------



DETACH CARD                                                          DETACH CARD



                       PRECISION OPTICS CORPORATION, INC.


Dear Shareholder,


Please take note of the important information enclosed with this Proxy Ballot. The Proposals which are discussed in detail in the enclosed proxy materials require your immediate attention and approval.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders on November 10, 1998.

Thank you in advance for your prompt consideration of these matters.



Very truly yours,


Precision Optics Corporation, Inc.